SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2005

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 28, 2005, Sigma-Aldrich Corporation (the Company) completed its acquisition of all of the outstanding capital securities of JRH Biosciences Pty Ltd., CLS US Inc. and JRH Biosciences Limited, which collectively comprise the JRH Biosciences division (JRH) of CSL Limited. This Amendment No. 1 on Form 8-K/A amends the Company’s Current Report of Form 8-K filed on March 1, 2005 to provide JRH historical financial statements and pro forma financial information relating to the acquisition pursuant to Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements of the JRH Biosciences division of CSL Limited required by this item are attached hereto as Exhibit 99.2 and Exhibit 99.3 and are incorporated by reference herein.

CSL US Inc. Statement of Financial Performance

CSL US Inc. Statement of Financial Position

CSL US Inc. Statement of Cash Flows

Notes to the CSL US Inc. Financial Statements

Independent Auditor’s Report

JRH Group Statement of Financial Performance

JRH Group Statement of Financial Position

JRH Group Statement of Cash Flows

Notes to the JRH Group Financial Statements

Independent Auditor’s Report

(b) Pro Forma Financial Information.

The following pro forma information of the Company reflecting the acquisition by the Company of JRH Biosciences division of CSL Limited required by this item are attached hereto as Exhibit 99.4 and is incorporated by reference herein.

Discussion of Unaudited Pro Forma Consolidated Statements of Income

Unaudited Pro Forma Consolidated Statement of Income for the Year Ended December 31, 2004

Unaudited Pro Forma Consolidated Statement of Income for the Three Months Ended March 31, 2005

Notes to the Pro Forma Consolidated Statements of Income

(c) Exhibits

Exhibit Number	Description
2.1	Purchase and Sale Agreement dated January 18, 2005 by and among Sigma-Aldrich Corporation, CSL Limited, CSL International PTY LTD, and CSL UK Holdings Limited, filed as Exhibit 2.1 to the Sigma-Aldrich’s Form 8-K dated February 28, 2005 filed with the SEC on March 1, 2005, and incorporated herein by reference.

23.1	Consent of Ernst & Young

23.2	Consent of Ernst & Young

99.1	Press Release issued February 28, 2005, filed as Exhibit 99.1 to the Sigma-Aldrich’s Form 8-K dated February 28, 2005 filed with the SEC on March 1, 2005, and incorporated herein by reference.

99.2	Financial statements of CSL US Inc. as of and for the year ended June 30, 2004.

99.3	Financial statements of JRH Group as of and for the year ended June 30, 2004.

99.4	Unaudited pro forma consolidated statements of income for the year ended December 31, 2004 and for the three months ended March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2005

SIGMA-ALDRICH CORPORATION

By:	/s/ Karen Miller
Karen Miller, Corporate Controller